UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

PAYLOCITY HOLDING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-36348	46-4066644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3850 N. Wilke Road

Arlington Heights, Illinois 60004

(Address of principal executive offices, including zip code)

(847) 463-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 9, 2016, Paylocity Holding Corporation (the “Company”) issued a press release announcing financial results for the fourth quarter and the full fiscal year 2016, which ended June 30, 2016.  The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release issued August 9, 2016 is furnished herewith as Exhibit 99.1. The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as otherwise stated in such filing.

Item 5.02(e) Compensatory Arrangements of Certain Officers.

On August 8, 2016, the Company’s wholly-owned subsidiary, Paylocity Corporation (“Employer”), entered into an Employment Agreement (the “Employment Agreement”) with Edward W. Gaty covering the terms of Mr. Gaty’s employment as Senior Vice President of Product and Technology. Mr. Gaty’s initial base salary under the Employment Agreement is $270,000 per year to be reviewed annually. Mr. Gaty will be eligible to earn an annual incentive bonus, the target amount of which will be a percentage as determined by the Compensation Committee of the Board of Directors. The bonus will be based on Mr. Gaty’s achievement of certain goals established by the Compensation Committee and the Board of Directors. Mr. Gaty will also be eligible to receive long-term equity incentives, as determined during the annual review conducted by the Compensation Committee and the Board of Directors.

The Employment Agreement provides that if Mr. Gaty’s employment is terminated by Employer without Cause (as defined in the Employment Agreement), he will receive twelve months of his base salary as in effect at the time of termination. Any payments of severance to Mr. Gaty are subject to Mr. Gaty signing a general release and waiver of claims against Employer.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Executive Employment Agreement between Paylocity Corporation and Edward W. Gaty, dated August 8, 2016.
99.1	Press Release issued by Paylocity Holding Corporation dated August 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLOCITY HOLDING CORPORATION

Date: August 9, 2016	By:	/s/ Peter J. McGrail
Peter J. McGrail
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Executive Employment Agreement between Paylocity Corporation and Edward W. Gaty, dated August 8, 2016.
99.1	Press Release issued by Paylocity Holding Corporation dated August 9, 2016.